Exhibit 32.0


              CERTIFICATION PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT

I, Helena R. Santos, the Chief Executive Officer and Chief Financial Officer of Scientific Industries, Inc. (the "Company"), certify, to the best of my knowledge that:

1. I have reviewed this Annual Report on Form 10-K of the Company for the year ended June 30, 2010 (the "Annual Report");

2. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Scientific Industries, Inc.



Date:    September 27, 2010                 By:  /s/ Helena R. Santos
                                            _________________________
                                            Helena R. Santos
                                            Chief Executive Officer and
                                            Chief Financial Officer